STATEMENT TO CERTIFICATEHOLDERS

Household Home Equity Loan Trust 2001-1
Distribution Number	36
Beginning Date of Collection Period	1-Apr-04
End Date of Collection Period	30-Apr-04
Distribution Date	20-May-04
Previous Distribution Date	20-Apr-04

Funds Disbursement
Available Funds for Distribution and Skip-A-Pay / Collected Funds	9,607,734.00
Available Distribution Amount	9,513,955.95
Principal Collections	8,326,817.82
Interest Collections (net of servicing fee)	1,187,138.13
Collections of Interest (net of servicing fee and principal recoveries)	1,185,742.91
Servicing Fee	93,778.05
Principal recoveries	1,395.22
Skip-A-Pay Advances	0.00
Skip-A-Pay Reimbursement Amount	0.00

Disbursements	9,607,734.00
Interest Paid to Certificates	179,026.44
Principal Paid to Certificates	6,053,643.98
Equity Certificate	3,281,285.53
Servicing Fee	93,778.05

Pool Balance
Begin Principal Balance	225,067,325.77
Principal Collections (including repurchases)	8,326,817.82
Additional Principal Reduction Amount	708,471.70
End Principal Balance	216,032,036.25

Collateral Performance
Cash Yield (% of beginning balance)	6.82%
Charge off Rate (net of principal recoveries; % of beginning balance)	3.77%
Net Yield	3.05%

Delinquent Loans
30-59 days principal balance of loan	8,650,757.24
30-59 days number of loans	117
60-89 days principal balance of loan	2,611,033.49
60-89 days number of loans	34
90+ days principal balance of loan	13,372,071.49
90+ days number of loans	169

Loan Detail
Number of loans purchased or substituted pursuant to 2.02 during the period	-
Principal balance of loans purchased or substituted pursuant to 2.02 during the period	-
Number of loans purchased or substituted pursuant to 2.04 during the period	9.00
Principal balance of loans purchased or substituted pursuant to 2.04 during the period	529,698.18
Number of loans purchased or substituted pursuant to 3.01 during the period	-
Principal balance of loans purchased or substituted pursuant to 3.01 during the period	-
Substitution Adjustment Amounts	-
Number of HEL outstanding (BOP)	3,100
Number of HEL outstanding (EOP)	2,997
Principal balance of REO as of the end of the collection period	3,820,713.44
Number of loans that went into REO during the collection period	4
Principal balance of loans that went into REO during the collection period	251,577.74

Overcollateralization
Begin OC Amount	74,272,217.50
OC Release Amount	2,981,645.54
Extra Principal Distribution Amount	-
End OC Amount	71,290,571.96

Target OC Amount	71,290,571.96
Interim OC Amount	74,272,217.50
Interim OC Deficiency	-

Monthly Excess Cashflow	299,639.99
Principal Distribution Amount	5,345,172.28
Principal Collections	8,326,817.82
OC Release Amount	2,981,645.54

Other
Stepdown	Yes
Trigger Event	No
Event of Default	No
Total Certificate Balance as Percent of Total Original Certificate Balance	20.19%

Interest Calculations
1 month LIBOR	1.10000%
Class A Formula Rate (1 mo Libor plus 29bps)	1.39000%
Class A Pass-Through Rate	1.39000%
Class M Formula Rate (1 mo Libor plus 55bps)	1.65000%
Class M Pass-Through Rate	1.65000%
Available Funds Cap	10.10390%

Class A Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	8.689856
2. Principal Distribution per $1,000	8.446144
3. Interest Distribution per $1,000	0.243711

B. Calculation of Class A Interest Due & Paid
1. Class A Pass-Through Rate	1.39000%
2. Days in Accrual Period	30

3. Class A Interest Due	151,386.17
4. Class A Interest Paid	151,386.17

5. Class A Interest Carry Forward Amount Paid	0.00
6. Class A Supplemental Interest Amount Paid	0.00

7. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Principal Balance, BOP	130,693,093.81
2. Class A Principal Due	5,246,491.45
3. Class A Principal Paid	5,246,491.45
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A Unpaid Principal Carry Forward Amount	0.00
6. Class A Principal Balance, EOP	125,446,602.36

7. Class A Certificate Balance as a % of the Original Class A Certificate Balance, EOP	0.2019521
8. Class A Certificate Balance as a % of the Pool Balance, EOP	0.5806852

Class M Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	8.735797
2. Principal Distribution per $1,000	8.446552
3. Interest Distribution per $1,000	0.289245

B. Calculation of Class M Interest Due & Paid
1. Class M Pass-Through Rate	1.65000%
2. Days in Accrual Period	30

3. Class M Interest Due	27,640.27
4. Class M Interest Paid	27,640.27

5. Class M Interest Carry Forward Amount Paid	0.00
6. Class M Supplemental Interest Amount Paid	0.00

7. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Principal Balance, BOP	20,102,014.46
2. Class M Principal Due	807,152.53
3. Class M Principal Paid	807,152.53
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Principal Balance, EOP	19,294,861.93

7. Class M Certificate Balance as a % of the Original Class M Certificate Balance, EOP	0.2019136
8. Class M Certificate Balance as a % of the Pool Balance, EOP	0.0893148

HOUSEHOLD FINANCE CORPORATION
HOUSEHOLD HOME EQUITY LOAN TRUST 2001-1

The undersigned, a duly authorized representative of Household Finance
Corporation, as Servicer ( the "Servicer" ), pursuant to a Pooling and Servicing
Agreement dated as of May 1, 2001 (the "Pooling and Servicing Agreement"),
by and among HFC Revolving Corporation, as Depositor, the Servicer, and
JPMorgan Chase Bank (as successor to Bank One, National Association) as Trustee, does hereby certify with respect to the information set forth below as follows:

1	Capitalized terms used in this Certificate shall have the respective meanings set forth in the Pooling and Servicing Agreement.

2	Household Finance Corporation is, as of the date hereof, the
Servicer under the Pooling and Servicing Agreement.

3	The undersigned is a Servicing Officer.

4	This Certificate relates to the Distribution Date occurring on May 20, 2004

5	As of the date hereof, to the best knowledge of the undersigned, the
Servicer has performed in all material respects all its obligations under the Pooling and Servicing Agreement through the Collection Period preceding such Distribution Date.

6	As of the date hereof, to the best knowledge of the undersigned, no
Event of Default has been deemed to have occurred on or prior to such Distribution Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate the 17th day of May, 2004.

HOUSEHOLD FINANCE CORPORATION
as Servicer

By: /s/ Steven H. Smith
Title: Servicing Officer